March 13, 2014 Q4 2013 Earnings Call Presentation Exhibit 99.2

Cautionary Statements

Statement Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of U.S. federal securities laws. All statements contained in this presentation other than statements of historical facts are forward-looking statements. You can identify forward-looking statements by the use of words such as “may,” “might,” “will,” “should,”
“expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “intend,” “future,” “potential,” “continue,” and other similar expressions.
Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond our control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in SeaWorld Entertainment, Inc.’s (“SeaWorld” or the “Company”) final prospectus filed on December 12, 2013 with the U.S. Securities and Exchange Commission.
Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.
Statement Regarding Non-GAAP Financial Measures
This presentation includes several metrics which are not calculated in accordance with the generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA, Adjusted Cash Flow from Operations and Adjusted Free Cash Flow. These metrics have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance or liquidity prepared in accordance with GAAP. In addition, these metrics, as presented by the Company, may not be comparable to similarly titled measures of other companies due to varying methods of calculations.
Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, as further adjusted to exclude certain unusual, non-cash and other items permitted in calculating covenant compliance under the indenture governing the Company’s existing senior notes and the credit agreement governing the Company’s senior secured credit facilities. The Company believes that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors about the calculation of, and compliance with, certain financial covenants in the indenture and the credit agreement. Adjusted EBITDA is a material component of these covenants. The Company also uses Adjusted EBITDA in connection with certain components of its executive compensation program.
In addition, investors, lenders, financial analysts and rating agencies have historically used EBITDA-related measures in the Company’s theme park and entertainment industry, along with other measures to evaluate the Company’s ability to meet its debt service requirement, to estimate the value of a company and to make informed investment decisions. Adjusted Cash Flow from Operations is defined as net cash provided by operating activities reduced by the one-time cash payment of the 2009
Advisory Agreement termination fee. Adjusted Free Cash Flow is Adjusted Cash Flow from Operations reduced by capital expenditures. For a reconciliation of Adjusted
EBITDA to net income and Adjusted Cash Flow from Operations and Adjusted Free Cash Flow to Cash Flow from Operating Activities, please refer to the Appendix in this presentation or our 8-K Quarterly Earnings Release, which can be found at our website www.seaworldentertainment.com.
Statement Regarding Use of Registered Trademarks
The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business in the
United States and in certain foreign jurisdictions, including SeaWorld Entertainment™, SeaWorld Parks & Entertainment™, SeaWorld ® , Shamu ® , Busch Gardens ® ,
Aquatica™, Discovery Cove ® , Sea Rescue™, and other names and marks that identify our theme parks, characters, rides, attractions and other businesses. In addition, the Company has certain rights to use Sesame Street ® marks, characters and related indicia through certain license agreements with Sesame Workshop (f/k/a
Children’s Television Workshop).
Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may be without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks, and trade names.

Full Year 2013 Highlights

• Successful initial public offering
• Amendment of credit facility
• Commencement of quarterly dividend program
• Completion of secondary offering by selling
stockholders and concurrent share repurchase from
them
•
Opening of Antarctica: Empire of the Penguin
•
Opening of 11th theme park Aquatica San Diego
• Sea Rescue Season 3 debut; show surpasses 100
million viewers
•
Debut of new television series The Wildlife Docs
• More than 23,000 rescued animals
• Launch enhanced e-commerce and mobile platforms
• Delivered on original guidance for both revenue
($1.46 billion to $1.49 billion) and Adjusted EBITDA
($430 million to $440 million)
• Achieved record revenue of $1.46 billion and record
Adjusted EBITDA of $439.1 million
A year of many accomplishments

$1,331
$1,424
$1,460
2011
2012
2013

$56.31
$58.37
$62.43
2011
2012
2013

$382
$415
$439
2011
2012
2013

$268
$304
$336[1]
2011
2012
2013

$43
$112
$170[2]
2011
2012
2013

Consolidated 2013 Financial
Results

• Strong performance at our
SeaWorld-branded parks
propelled the Company to
record consolidated Revenue
and Adjusted EBITDA
• Delivered on our financial and
operating commitments made
in 2013
Focus on profitable growth and financial performance
Adjusted EBITDA
Revenue Revenue Per Capita
(In $ millions except per capita data)
1 Excludes a one-time fee of $46.3 million paid to an affiliate of Blackstone in connection with the termination of the 2009 Advisory Agreement.
2 Defined as cash from operations minus capital expenditures. Excludes a one-time fee of $46.3 million paid to an affiliate of Blackstone in connection with the termination of the 2009 Advisory Agreement.
CAGR
+4.8%
Adjusted Free Cash Flow
CAGR
+5.3%
CAGR
+7.2%
CAGR
+98.9%
Adjusted Cash Flow from Operations
CAGR
+11.9%

28.7%
29.2%
30.1%
2011
2012
2013

	At IPO[1]	12/31/2013
Cash & cash equivalents	$46	$117
Credit Facilities		
Revolver	--	--
Term Loans	1,409	1,398
Senior Notes	260	260
Net Debt[2]	$1,623	$1,541
Net Debt[2] / Adj. EBITDA	**3.9x[3]**	**3.5x**

16.9%
13.5%
11.4%
2011
2012
2013

Twin Goals: Growing Adjusted
EBITDA and Free Cash
Strong Balance Sheet
Capex as % of Revenue
Focus on high flow-through revenue and cost management

• Pursue disciplined capital
investment and expansion
opportunities
• Target average capex run-
rate as a percent of
revenue is ~10%
(In $ millions)
• Maintain stable levels of
leverage while enhancing
free cash flow through
refinancing opportunities
1 At IPO shows 12/31/2012 pro forma for the IPO.
2 Excludes unamortized debt discount.
3 Represents 12/31/12 net debt pro forma for the IPO divided by 2012 Adjusted EBITDA.
• Expand revenue through
high flow-through
opportunities
• Continue implementation of
cost and labor management
objectives
Adjusted EBITDA Margin
+140
bps
- 550
bps

2014 – The Year Ahead

• New attractions will open in 9 of our 11 parks
– 50th Anniversary Celebration “Sea of Surprises” at all
three SeaWorld parks
– Explorer’s Reef at SeaWorld San Diego
– Falcon’s Fury at Busch Gardens Tampa
– London Rocks show at Busch Gardens Williamsburg
– Cookie’s Monster Land at Sesame Place
– Colossal Curl water slide at Water Country USA
– Ihu’s Breakaway Falls thrill slide at Aquatica Orlando
– Roa’s Aviary at Aquatica San Antonio
– Taumata Racer water slide at Aquatica San Diego
• Continued progress on domestic and international
business development opportunities
• Showcase our intellectual properties through out-of-
park brand extensions
–
Expansion of Sea Rescue and The Wildlife Docs
television shows via DVD and iTunes sales
– Other media, film, television, music and digital ventures
– Consumer products and licensing
Focus on delivering a compelling lineup of new attractions and entertainment

2014 Annual Guidance

Focus on strategic execution and maintaining momentum
• The following estimates are based on current management expectations
– Revenue: $1.49 to $1.52 billion or 2% to 4% growth
– Adjusted EBITDA: $450 to $465 million or 3% to 6% growth
• Q1 2014 Performance drivers
– Attendance shift out of Q1 into Q2 ( ~250K) due to Easter
– Attendance impact from less park operating days ( ~100K)
– Costs associated with SeaWorld’s 50th Anniversary celebration ( ~$10 million)
• 2014 Capital spending
– Spend at 11% of revenue due to timing of some 2013 spend shifting into 2014
– Total spend for 2013-2014 remains unchanged
Other Guidance
Management Guidance

March 13, 2014 Appendix

Reconciliation of Adjusted
EBITDA to Net Income
2011 2012 2013
Net Income $19 $77 $50
Provision for Income Taxes 13 39 25
Loss on Early Extinguishment of Debt -- -- 32
Interest Expense 110 111 94
Depreciation & Amortization 214 167 166
Secondary offering costs -- -- 1
Termination of Advisory Agreement Fee -- -- 50
Advisory Fee 6 6 3
Equity Based Compensation Expense 1 2 6
Carve-Out Costs 6 -- --
Debt Refinancing Costs -- 1 1
Other Adjusting Items -- 1 1
Other Non-Cash Expenses 12 10 10
Adjusted EBITDA $382 $415 $439
1 Column may not foot due to rounding.

(In $ millions)
1

Reconciliation of Adjusted Free Cash
Flow to Cash Flow from Operations
2011 2012 2013
Cash Flow from Operations $268 $304 $290
Advisory termination fee cash payment -- -- 46
Adjusted Cash Flow from Operations 268 304 336
Capital Expenditures 225 192 166
Adjusted Free Cash Flow $43 $112 $170

(In $ millions)

March 13, 2014 Q4 2013 Earnings Call Presentation